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                                                                  Exhibit 10.30

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                        DONNA KARAN INTERNATIONAL INC.

               1998 NON-EMPLOYEE DIRECTOR RESTRICTED STOCK PLAN

              (As amended and restated through December 8, 2000)

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                               Table of Contents

                                                                          Page

I.     Purposes of the Plan..................................................1

II.    Definitions...........................................................1

III.   Effective Date........................................................4

IV.    Administration........................................................4
       A.   Duties of the Committee..........................................4
       B.   Advisors.........................................................4
       C.   Determinations...................................................4

V.     Shares; Adjustment Upon Certain Events................................5
       A.   Shares to be Delivered; Fractional Shares........................5
       B.   Adjustments; Recapitalization, etc...............................5

VI.    Restricted Stock......................................................5
       A.   Restricted Stock.................................................5
       B.   Awards and Certificates..........................................6

VII.   Acceleration Events...................................................7

VIII.  Termination of Directorship...........................................7
       A.   General..........................................................7
       B.   Forfeiture.......................................................7

IX.    Nontransferability of Awards..........................................7

X.     Termination, Amendment and Modification...............................8

XI.    General Provisions....................................................8
       A.   Right to Terminate Directorship..................................8
       B.   Trusts, etc......................................................8
       C.   Notices..........................................................9
       D.   Severability of Provisions.......................................9
       E.   Payment to Minors, Etc...........................................9
       F.   Headings and Captions............................................9
       G.   Controlling Law..................................................9
       H.   Costs............................................................9
       I.   Section 16(b) of the Exchange Act................................9

XII.   Issuance of Stock Certificates; Legends; Payment of Expenses.........10
       A.   Stock Certificates..............................................10


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                                                                          Page
                                                                          ----

       B.   Legends.........................................................10

XIII.  Listing of Shares and Related Matters................................10

XIV.   Withholding of Taxes.................................................11


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                         Donna Karan International Inc.
                1998 Non-Employee Director Restricted Stock Plan

I. Purposes of the Plan

            The purposes of this 1998 Non-Employee Director Restricted Stock Plan (the "Plan") are to enable Donna Karan International Inc. (the "Company") to attract, retain and motivate the directors who are important to the success and growth of the business of the Company and to create a long-term mutuality of interest between such individuals and the stockholders of the Company by granting the directors Restricted Stock (as defined herein).

II. Definitions

            In addition to the terms defined elsewhere herein, for purposes of this Plan, the following terms will have the following meanings when used herein with initial capital letters:

            A. "Award" means any Restricted Stock granted pursuant to the Plan.

            B. "Board" means the Board of Directors of the Company.

            C. "Cause" means with respect to an Eligible Director's Termination of Directorship, an act or failure to act that constitutes "cause" for removal of a director under applicable Delaware law.

            D. "Change In Control" means any of the following:

                  (a) the acquisition by any "person" (as such term is used in Section 13(d) and 14(d) of the Exchange Act) other than a person who is a stockholder of the Company on the effective date of the registration statement filed under the Securities Act relating to the first public offering (the "Initial Public Offering") of securities of the Company (an "Initial Stockholder") of 30% or more of the voting power of securities of Company or the acquisition by an Initial Stockholder, other than an affiliate of the Company that would be a Related Person, of an additional 5% of the voting power of securities of the Company over and above that owned immediately after the closing date of the Initial Public Offering of the Company's Common Stock; excluding however, the following: (x) any acquisition by the Company or a Related Person of any of the foregoing, or
      (y) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or a Related Person; or

                  (b) (i) the acquisition by any "person" (as such term is used in Section 13(d) and 14(d) of the Exchange Act) other than a person who, on the effective date of the Initial Public Offering is a holder of any ownership interest in Donna Karan Studio (an "Initial Licensee Interest Holder") of 30% or more of the voting power of Donna Karan Studio or (ii) the acquisition by an Initial Licensee Interest Holder, other than an affiliate of Gabrielle Studio, Inc. (and excluding any such acquisition resulting from a purchase, sale or transfer of
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      Takihyo Inc. stock by and between any of the current stockholders of
      Takihyo Inc.) that would be a Related Person (but substituting Gabrielle Studio, Inc. for the Company in such definition) of Gabrielle Studio, Inc., of an additional 5% of the voting power of securities of the Company over and above that owned immediately after the closing date of the Initial Public Offering of the Company's Common Stock; excluding however, the following: (x) any acquisition by the Company or a Related Person of any of the foregoing, or (y) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or a Related Person; or

                  (c) any merger or sale of substantially all of the assets of the Company under circumstances where the holders of the Common Stock of the Company immediately prior to the transaction becoming public knowledge were not holders of 80% of the equity securities of the surviving entity resulting from such transaction; or

                  (d) any change in the composition of the Board of Directors of the Company not approved by (i) a majority of the Board prior to such change and (ii) by not less than two directors of the Company who were directors prior to the time any person who was not an Initial Stockholder acquired 30% or more of the voting power of securities of the Company.

            E. "Code" means the Internal Revenue Code of 1986, as amended and all rules and regulations promulgated thereunder.

            F. "Committee" means the Board or a committee appointed by the Board from time to time to administer the Plan, consisting of two or more members of the Board, each of whom shall be a non-employee director as defined in Rule 16b-3 promulgated under Section 16(b) of the Exchange Act. If for any reason the appointed Committee does not meet the requirements of Rule 16b-3 promulgated under Section 16(b) of the Exchange Act, such noncompliance shall not affect the validity of the Awards, grants, interpretations or other actions of the Committee.

            G. "Common Stock" means the common stock of the Company, par value $0.01 per share, any common stock into which the common stock may be converted and any Common Stock resulting from any reclassification of the Common Stock.

            H. "Company" means Donna Karan International Inc., a Delaware corporation, and any successor thereto.

            I. "Effective Date" has the meaning set forth in Article III.

            J. "Eligible Director" means a director of the Company who is not an active employee of the Company or Related Person and who is not an officer, director or employee of (i) any entity which, directly or indirectly, beneficially owns or controls 5% or more of the combined voting power of the then outstanding voting securities of the Company (or any Related Person) entitled to vote generally in the election of directors or (ii) any entity controlling, controlled by or under common control (within the meaning of Rule 405 of the Securities Act) with any such entity.


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            K. "Exchange Act" means the Securities Exchange Act of 1934, as amended, and all rules and regulations promulgated thereunder.

            L. "Fair Market Value" of a share of Common Stock means, for purposes of this Plan, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, as of any date, the last sales prices reported for the Common Stock on the applicable date, (i) as reported by the principal national securities exchange in the United States on which it is then traded, or (ii) if not traded on any such national securities exchange, as quoted on an automated quotation system sponsored by the Nasdaq Stock Market, Inc., or if the sale of the Common Stock shall not have been reported or quoted on such date, on the first day prior thereto on which the Common Stock was reported or quoted.

            M. "Participant" means an Eligible Director who is granted an Award under the Plan, which Award has not expired.

            N. "Related Person" means, other than the Company (a) any corporation that is defined as a subsidiary corporation in Section 424(f) of the Code; (b) any corporation or trade or business (including, without limitation, a partnership or limited liability company) which is controlled 50% or more by the Company or one of its subsidiaries (whether by ownership of stock, assets or an equivalent ownership interest); (c) any corporation that is defined as a parent corporation in Section 424(e) of the Code; or (d) any corporation or trade or business (including, without limitation, a partnership or limited liability company) which controls 50% or more of the Company (whether by ownership of stock, assets or an equivalent ownership interest).

            O. "Restricted Stock" means shares of Common Stock or the right to receive shares of Common Stock, as the case may be, granted to an Eligible Director of the Company pursuant to Article VI.

            P. "Restricted Stock Agreement" means an agreement evidencing the grant of an Award.

            Q. "Securities Act" means the Securities Act of 1933, as amended, and all rules and regulations promulgated thereunder.

            R. "Share" means a share of Common Stock.

            S. "Termination of Directorship" with respect to an individual means that individual is no longer acting as a director (whether a non-employee director or employee director) of the Company.


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III. Effective Date

            The Plan shall become effective on May 1, 1998 (the "Effective
Date").

IV. Administration

            A. Duties of the Committee. The Plan shall be administered and interpreted by the Committee. The Committee shall have full authority to interpret the Plan and to decide any questions and settle all controversies and disputes that may arise in connection with the Plan; to establish, amend and rescind rules for carrying out the Plan; to administer the Plan, subject to its provisions; to prescribe the form or forms of instruments evidencing Awards and any other instruments required under the Plan and to change such forms from time to time; and to make all other determinations and to take all such steps in connection with the Plan and the Awards as the Committee, in its sole discretion, deems necessary or desirable.

            B. Advisors. The Committee may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan, and may rely upon any advice or opinion received from any such counsel or consultant and any computation received from any such consultant or agent. Expenses incurred by the Committee in the engagement of such counsel, consultant or agent shall be paid by the Company.

            C. Determinations. Each determination, interpretation or other action made or taken pursuant to the provisions of this Plan by the Committee shall be final, conclusive and binding for all purposes and upon all persons, including, without limitation, the Participants, the Company, directors, officers and other employees of the Company, and the respective heirs, executors, administrators, personal representatives and other successors in interest of each of the foregoing.

V. Shares; Adjustment Upon Certain Events

            A. Shares to be Delivered; Fractional Shares. Shares to be issued under the Plan shall be made available only from issued Shares reacquired by the Company and held in treasury. No fractional Shares will be issued or transferred in connection with the vesting of Restricted Stock. With respect to any remaining fractional Share, no payment will be paid to the Participant and such remaining fractional Share shall be cancelled.

            B. Adjustments; Recapitalization, etc.

                  1. The existence of the Plan and the Restricted Stock granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting Common Stock, the dissolution or liquidation of the Company or any sale or transfer of all or part of its assets or business, or any other corporate act or proceeding. The Committee may make or provide for such adjustments in the number of Shares covered by outstanding Awards granted hereunder to recognize the effect that otherwise


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would result from any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, merger, consolidation, spin-off, reorganization, partial or complete liquidation, issuance of rights or warrants to purchase securities or any other corporate transaction or event having an effect similar to any of the foregoing.

                  2. Except as hereinbefore expressly provided, the issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor or upon conversion of shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number and class of shares and/or other securities or property subject to Awards theretofore granted or the purchase price (as hereinafter defined).

VI. Restricted Stock

            Restricted Stock granted pursuant to this Article VI shall be evidenced by a Restricted Stock Agreement in such form as the Committee shall from time to time approve and the terms and conditions of such grants shall be set forth therein.

            A. Restricted Stock. Without further action by the Board or the Committee (except as provided in Article X) of the Company, each year, as of the first day of the month following the annual meeting of the stockholders of the Company, each Eligible Director shall be automatically granted 500 shares of Restricted Stock, subject to the terms of the Plan, provided that no such Award shall be granted if on the date of grant the Company has liquidated, dissolved or merged or consolidated with another entity in such a manner that it is not the surviving entity (unless the Plan has been assumed by such surviving entity with regard to future grants).

            B. Awards and Certificates. An Eligible Director shall not have any rights with respect to a future award of Restricted Stock, unless and until such Eligible Director has delivered a fully executed copy of the Restricted Stock Agreement to the Company and has otherwise com plied with the applicable terms and conditions of such Restricted Stock Agreement. Further, such Restricted Stock shall be subject to the following conditions:

                  1. Purchase Price. The purchase price for Restricted Stock shall be their par value or, to the extent permitted by applicable law, zero.

                  2. Acceptance. Awards of Restricted Stock must be accepted within a period of sixty (60) days after the grant date, by executing a Restricted Stock Agreement and by paying the purchase price, if any.

                  3. Vesting. Shares of Restricted Stock granted to a Participant shall be fully vested as of the one (1) year anniversary of the date the Award is granted (the "Restriction Period").


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                  4. Certificates. Upon a grant of Restricted Stock, the
Committee may, in its sole discretion, decide to either have the Company or other agent appointed by the Committee hold the share certificates representing such Restricted Stock in escrow or issue share certificates to the Participant, unless the Committee elects to use another system, such as book entries by the transfer agent, as evidencing ownership of a grant of Restricted Stock. If a certificate is issued, such certificate shall be registered in the name of such Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, substantially in the following form.

      "The anticipation, alienation, attachment sale, transfer, assignment, pledge, encumbrance or charge of the shares of Common Stock represented hereby are subject to the terms and conditions (including forfeiture) of the Donna Karan International Inc. (the "Company") 1998 Non-Employee Director Restricted Stock Plan and the Restricted Stock Agreement entered into between the registered owner and the Company dated _______________. Copies of such Plan and Restricted Stock Agreement are on file at the principal office of the Company."

If a stock certificate is held in custody by the Company, the Committee may require, as it determines in its sole discretion, to have the Participant deliver a duly signed stock power, endorsed in blank, relating to the Restricted Stock.

                  5. Ownership. Except to the extent otherwise set forth in the Restricted Stock Agreement, the Participant shall possess all incidents of ownership of such Shares, subject to this Article VI, including the right to receive dividends with respect to such Shares, the right to vote such Shares, and, subject to and conditioned upon the full vesting of Restricted Stock, the right to tender such Shares. Any stock dividend that is issued on Restricted Stock or if Restricted Stock is split or any other shares, securities, moneys or property representing a dividend is issued on Restricted Stock (other than regular cash dividends) or represents a distribution or return of capital upon or in respect of Restricted Stock or any part thereof, or results from a split-up, reclassification or other like changes of Restricted Stock, or otherwise is issued in exchange therefor, and any warrants, rights or options issued in respect of Restricted Stock shall be subject to the same restrictions, including that of this Article VI, as Restricted Stock with regard to which they are issued and shall herein be encompassed within the term "Restricted Stock."

VII. Acceleration Events

            Unless otherwise provided in the applicable Restricted Stock Agreement, the restrictions to which Restricted Stock granted prior to the Change In Control are subject shall lapse as if the applicable Restriction Period had ended upon such Change In Control.


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VIII. Termination of Directorship

            A. General. If a Participant incurs a Termination of Directorship for any reason including, without limitation, death, disability, resignation, failure to stand for reelection or for Cause during the relevant Restriction Period, all rights to all Restricted Stock shall be forfeited immediately.

            B. Forfeiture. A Participant shall be entitled to no compensation upon the forfeiture of rights to Restricted Stock, other than repayment of par value paid for such Restricted Stock, if any.

IX. Nontransferability of Awards

            No Award shall be transferable by the Participant otherwise than by will or under applicable laws of descent and distribution, and during the lifetime of the Participant may be exercised only by the Participant or his or her guardian or legal representative. In addition, except as provided above, no Award shall be assigned, negotiated, pledged or hypothecated in any way (whether by operation of law or otherwise), and no Award shall be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, negotiate, pledge or hypothecate any Award, or in the event of any levy upon any Award by reason of any execution, attachment or similar process contrary to the provisions hereof, such Award shall immediately terminate and become null and void.

X. Termination, Amendment and Modification

            The Plan shall terminate at the close of business on the tenth anniversary of the Effective Date (the "Termination Date"), unless terminated sooner as hereinafter provided, and no Award shall be granted under the Plan on or after that date. The termination of the Plan shall not terminate any outstanding Awards that by their terms continue beyond the Termination Date. At any time prior to the Termination Date, the Committee or Board may amend or terminate the Plan or suspend the Plan in whole or in part.

            The Committee or Board may at any time, and from time to time, amend in whole or in part, any or all of the provisions of the Plan (including any amendment deemed necessary to ensure that the Company complies with any regulatory requirements referred to in Article XII), or suspend or terminate it entirely, retroactively or otherwise; provided, however, that, unless otherwise required by law or specifically provided herein, the rights of a Participant with respect to Awards granted prior to such amendment, suspension or termination, may not be materially impaired without the consent of such Participant.

            The Committee or the Board may amend the terms of any Award granted, prospectively or retroactively, but, subject to Article VII above or as otherwise provided herein, no such amendment or other action by the Committee or the Board shall materially impair the rights of any Participant without the Participant's consent. Notwithstanding the foregoing and solely to the extent required by Section 16(b) of the Exchange Act, neither the Board nor the Committee may make any determination or interpretation or take any other action which would cause any member of the Committee to cease to be a non-employee director for purposes of Section 16(b) of the Exchange Act.


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XI. General Provisions

            A. Right to Terminate Directorship. Neither the adoption of the Plan nor the grant of Restricted Stock hereunder shall impose any obligation on the Company to retain any Participant as a director nor shall it impose any obligation on the part of any Participant to remain as a director of the Company.

            B. Trusts, etc. Nothing contained in the Plan and no action taken pursuant to the Plan shall create or be construed to create a trust of any kind, or a fiduciary relationship, between the Company and any Participant or the executor, administrator or other personal representative or designated beneficiary of such Participant, or any other persons. If and to the extent that any Participant or such Participant's executor, administrator or other personal representative, as the case may be, acquires a right to receive any payment from the Company pursuant to the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company.

            C. Notices. Any notice to the Company required by or in respect of this Plan will be addressed to Donna Karan International Inc. at 550 Seventh Avenue, New York, New York 10018, Attention: General Counsel (or such other place of business as shall become Donna Karan International Inc. principal executive offices from time to time). Each Participant shall be responsible for furnishing the Committee with the current and proper address for the mailing to such Participant of notices and the delivery to such Participant of agreements, Shares and payments. Any such notice to the Participant will, if the Company has received notice that the Participant is then deceased, be given to the Participant's personal representative if such representative has previously informed the Company of his status and address (and has provided such reasonable substantiating information as the Company may request) by written notice under this Article XII. Any notice required by or in respect of this Plan will be deemed to have been duly given when delivered in person or when dispatched by telecopy or one business day after having been dispatched by a nationally recognized overnight courier service or three business days after having been mailed by United States registered or certified mail, return receipt requested, postage prepaid. The Company assumes no responsibility or obligation to deliver any item mailed to such address that is returned as undeliverable to the addressee and any further mailings will be suspended until the Participant furnishes the proper address.

            D. Severability of Provisions. If any provisions of the Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions of the Plan, and the Plan shall be construed and enforced as if such provisions had not been included.

            E. Payment to Minors, Etc. Any benefit payable to or for the benefit of a minor, an incompetent person or other person incapable of receipt thereof shall be deemed paid when paid to such person's guardian or to the party providing or reasonably appearing to provide for the care of such person, and such payment shall fully discharge the Committee, the Company and their employees, agents and representatives with respect thereto.


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            F. Headings and Captions. The headings and captions herein are provided for reference and convenience only. They shall not be considered part of the Plan and shall not be employed in the construction of the Plan.

            G. Controlling Law. The Plan shall be construed and enforced according to the laws of the State of Delaware, without giving effect to rules governing the conflicts of laws.

            H. Costs. The Company shall bear all expenses included in administering this Plan, including expenses of issuing Common Stock pursuant to any Restricted Stock granted hereunder.

            I. Section 16(b) of the Exchange Act. All elections and transactions under the Plan by persons subject to Section 16 of the Exchange Act involving Shares shall be intended to comply with any applicable condition under Rule 16b-3 as then in effect. In such event, the Committee may at any time impose any limitations upon the issuance of Shares or other conditions which, in the Committee's discretion, are necessary or desirable in order to comply with
Section 16(b) and the rules and regulations thereunder and may establish and adopt written administrative guidelines, designed to facilitate compliance with
Section 16(b) of the Exchange Act, as it may deem necessary or proper for the administration and operation of the Plan and the transaction of business thereunder.

XII. Issuance of Stock Certificates; Legends; Payment of Expenses

            A. Stock Certificates. Upon the lapse of restriction on Restricted Stock, a certificate or certificates for the Shares as to which such Restricted Stock has been granted shall be issued by the Company in the name of the person or persons receiving such Restricted Stock and shall be delivered to or upon the order of such person or persons.

            B. Legends. All certificates for Shares delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed or any national securities association system upon whose system the Common Stock is then quoted, any applicable federal or state securities law, and any applicable corporate law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

                  If the Board or the Committee determines in its sole discretion, each Participant shall, upon any exercise or conversion of an Award, execute and deliver to the Company a written statement, in form satisfactory to the Company, representing and warranting that such Participant is purchasing or accepting the Shares then acquired for such Participant's own account and not with a view to the resale or distribution thereof, that any subsequent offer for sale or sale of any such Shares shall be made either pursuant to (i) a registration statement on an appropriate form under the Securities Act, which registration statement shall have become effective and shall be current with respect to the Shares being offered and sold, or (ii) a specific exemption from the registration requirements of the Securities Act, and that in claiming such exemption the Participant will, prior to any offer for sale or


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sale of such Shares, obtain a favorable written opinion, satisfactory in form and substance to the Company, from counsel approved by the Company as to the availability of such exception.

XIII. Listing of Shares and Related Matters

            If the Board determines, in its discretion, that the listing, registration, or qualification of the Award or the Shares subject to the Award upon any securities exchange or under any state or federal securities or other law or regulation, or the exemption from such listing, registration or qualification requirements, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition to or in connection with the vesting of Restricted Stock, no Shares shall be issued upon the lapse of restrictions on any Restricted Stock unless the listing, registration, qualification, exemption, consent or approval has been effected or obtained free of any conditions not acceptable to the Board. The holder of Restricted Stock will supply the Company with certificates, representations, and information that the Company requests and shall otherwise cooperate with the Company in obtaining the listing, registration, qualification, exemption, consent or approval. Without limiting the foregoing, no Shares shall be issued upon lapse of restrictions on any Restricted Stock if the Company or the Committee determines that the issuance of Shares upon vesting does not comply with any applicable Federal and state securities laws.

XIV. Withholding of Taxes

            The Company shall have the right to deduct from any payment to be made to a Participant, or to otherwise require, prior to the issuance or delivery of any Shares or the payment of any cash hereunder, payment by the Participant of, any Federal, state or local taxes required by law to be withheld.


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